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                                                                  EXHIBIT 99.1

                                                                EXECUTION COPY

                               GLOBALSTAR, L.P.
            MEMORANDUM OF UNDERSTANDING -- PROPOSED RESTRUCTURING
                              FEBRUARY 15, 2002

This Memorandum of Understanding (the "MOU") describes the principal terms of a proposed restructuring of the outstanding indebtedness and liabilities of, and partnership interests in, Globalstar, L.P., a Delaware limited partnership ("Globalstar" or the "Company"). Certain of the transactions relating to the reorganization described herein may be implemented outside of a plan of reorganization for the Company (the "Plan") under chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. (the "Bankruptcy Code"). Other transactions described herein may only be implemented under a Plan. The transactions described in this MOU are subject in all respects to, among other things, definitive documentation, including the Plan, appropriate disclosure materials and related documents.



General The Plan will provide for the conversion of all allowed prepetition indebtedness and liabilities of the Company into 97% of the equity (subject to dilution) in a newly formed Delaware corporation ("NewCo"). Under the Plan, all ordinary partnership interests and both classes of redeemable preferred partnership interests in Globalstar (including all ordinary partnership interests which are reserved to provide for purchases of interests by Globalstar Telecommunications Limited
                                   ("GTL") upon exercise of options or
                                   warrants to purchase GTL common stock) will be cancelled General for no consideration.

Contribution of Assets             All of Globalstar's currently existing
                                   assets (including the 2 GHZ space station license held by Globalstar and any other licenses not held by service providers used to operate the Big LEO satellite system) will be contributed to NewCo or a wholly-owned subsidiary of NewCo.

                                   The Globalstar Big LEO space station
                                   license held by L/Q Licensee, Inc. will be contributed to NewCo or a wholly-owned subsidiary of NewCo.


Potential Cash Investment          In connection with the consummation of the
                                   Plan, a rights offering (the "Rights
                                   Offering) will be made to GTL's public
                                   preferred and common shareholders (the "GTL
                                   Shareholders") and the Company's creditors to acquire up to 15% of the common stock of NewCo as follows:

                                   -       Series A: Other Creditors and
                                           Noteholders (each as defined below)
                                           may invest to acquire up to 7.5% of
                                           the common stock of NewCo in the
                                           aggregate

                                   -       Series B: GTL Shareholders may
                                           invest to acquire up to 7.5% of the
                                           common stock of NewCo in the
                                           aggregate. This right shall be
                                           allocated between the preferreds
                                           and common on a conversion of
                                           preferred shares to common stock of
                                           5:1.

                                   -       Globalstar, Loral (as defined
                                           below) and the informal committee
                                           of Noteholders (the "Informal
                                           Committee") will, in good faith and
                                           using



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                                           their commercially reasonable
                                           efforts, negotiate an agreement
                                           regarding the pre-money valuation
                                           for NewCo, which valuation will be
                                           reflected by the NewCo common stock
                                           sold in the Rights Offering.  If
                                           the parties are unable to reach an
                                           agreement on valuation, there will
                                           not be a Rights Offering.

                                   -       To the extent that one of the
                                           series is undersubscribed, any of
                                           the participants of the other
                                           series may oversubscribe so that
                                           the aggregate subscription shall
                                           not exceed 15% of the common stock
                                           of NewCo.

Contributing Service Providers     Certain service providers will contribute
                                   their businesses and all assets associated with the operations of their businesses free and clear of all liens, claims and encumbrances, and will provide certain financial support (to be determined), to Globalstar or NewCo or one of their wholly owned subsidiaries (collectively, the
                                   "Contributing Service Providers"). The
                                   terms under which such transfers will be made (certain of which may be consummated before Globalstar commences a chapter 11 case under the Bankruptcy Code) will be governed by separate documentation and structured to ensure that the substance of the benefits associated with licenses, PSTN interconnect agreements and other tangible and intangible assets required to operate the businesses of the Contributing Service
                                   Providers are transferred to Globalstar,
                                   NewCo or one of their wholly-owned
                                   subsidiaries in a manner that is fully
                                   effective and enforceable against the
                                   applicable counter-parties to the
                                   respective agreements. The Contributing
                                   Service Providers will be required to
                                   provide an indemnity from a creditworthy party for the benefit of Globalstar or NewCo and their affiliates, as applicable, with respect to any and all liabilities not expressly transferred or assumed.


                                   For the purposes of this MOU, the
                                   Contributing Service Providers shall
                                   include:

                                   -       Vodafone Limited (including any
                                           affiliates, "Vodafone"), with
                                           respect to its 100% interest in
                                           GUSA, 50.1% interest in Globalstar
                                           Canada Satellite Co. and 100%
                                           interest in Globalstar Caribbean
                                           Ltd.

                                   -       Loral Space & Communications Ltd.
                                           (including any affiliates,
                                           "Loral"), with respect to its 49.9%
                                           interest in Globalstar Canada
                                           Satellite Co., ATSS/Loral
                                           Netherlands B.V. and any other
                                           equity interests or contractual
                                           rights primarily relating to the
                                           ownership or operation of
                                           Globalstar gateways or service
                                           providers in Canada (the "Loral
                                           Canadian Interest").  The principal
                                           terms for Loral's contribution of
                                           the Loral Canadian Interest are as
                                           follows:

                                           (i) Loral's contribution of the
                                           Loral Canadian Interest shall be
                                           effected pursuant to the Plan;

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                                           (ii) Loral will receive a 3% equity
                                           interest in NewCo (prior to
                                           dilution by the IGO Option Plan and
                                           the Management Option Plan referred
                                           to below) on account of the
                                           contribution of the Loral Canadian
                                           Interest;

                                           (iii) the credit facility between
                                           Globalstar Canada Co. and the Royal
                                           Bank of Canada ("RBC") (including
                                           any replacement bank(s) that Loral
                                           and/or Globalstar secures in the
                                           event the credit agreement with RBC
                                           is not renewed) will remain in
                                           place for up to four years
                                           following consummation of the Plan
                                           and Loral will continue to maintain
                                           its credit support for the credit
                                           agreement in the form of a letter
                                           of credit, currently estimated at
                                           C$15 million. It is anticipated
                                           that Loral's obligation to provide
                                           credit support will be reduced from
                                           time to time as the credit facility
                                           is paid down in the ordinary course
                                           of operations of NewCo. Effective
                                           on consummation of the Plan, Loral
                                           shall provide a complete waiver and
                                           release of any and all obligations
                                           or liabilities of Globalstar Canada
                                           Co. ("GCC"), and any and all
                                           indirect successor obligations or
                                           liabilities, if any, of Newco or
                                           its subsidiaries, under that
                                           certain Agreement to Issue
                                           Guarantee dated September 15, 1997
                                           among GCC, Loral, Airtouch
                                           Satellite Services, Inc. and
                                           Airtouch Communications, Inc. or
                                           any other agreement under which GCC
                                           or the other companies contained in
                                           the meaning of "Loral Canadian
                                           Interest" or Newco or its
                                           subsidiaries are obligated to
                                           reimburse Loral for payments it may
                                           make or liability it may incur in
                                           connection with its credit support
                                           of the RBC credit facility;

                                           (iv) to the extent amounts due to
                                           Globalstar L.P. from Globalstar
                                           Canada Co. in connection with the
                                           gateway procurement contract are
                                           attributable to Loral's ownership
                                           interest in Globalstar Canada Co.,
                                           such amounts not to exceed $2.5
                                           million shall be subject to offset
                                           against amounts otherwise due prior
                                           to the commencement of Globalstar's
                                           chapter 11 cases by Globalstar L.P.
                                           or any of its subsidiaries to Loral
                                           or any of its subsidiaries; and

                                           (v) Loral will provide an indemnity
                                           to NewCo to cover 49.9% of the
                                           liabilities of Globalstar Canada
                                           Satellite Co. and to cover Loral's
                                           proportionate share of the
                                           liabilities of the other Globalstar
                                           Canadian companies or the other
                                           companies contained in the meaning
                                           of "Loral Canadian Interest" in
                                           which it has an interest, in either
                                           case, which liabilities (i) arise
                                           or accrue and (ii) are not
                                           expressly transferred or assumed,
                                           in each case, as of the date of
                                           consummation of the Plan (it being
                                           understood that such indemnity
                                           shall not apply to trade
                                           liabilities arising in the ordinary
                                           course of business).

                                   There may be additional Contributing
                                   Service Providers in the future. The terms of such additional rollup transactions shall be negotiated on a case-by-case basis.

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IGOs                               Certain service providers that do not
                                   constitute Contributing Service Providers may choose to continue to operate as independent gateway operators ("IGOs") and purchase wholesale airtime (at rates described in Globalstar's business plan) from Globalstar (and/or after the Plan is consummated, from NewCo) and resell it in their existing territories. Such future IGO relationships will be governed by new agreements between Globalstar (subject to the consent of Loral and the Informal Committee solely to the extent such agreements are to be entered into after execution of this MOU and prior to commencement of Globalstar's chapter 11 cases) or NewCo (subject to Board approval), as the case may be, and the respective IGOs that will contain terms relating to, among other things, coordination of rates, billing and the non-exclusive nature of their rights to provide Globalstar services in their respective territories.


Strategic Agreement                All rights of the parties hereto in respect
                                   of the following agreements shall be
                                   reserved in full:  (i) the Strategic
                                   Agreement, dated as of March 23, 1994,
                                   between Loral/Qualcomm Partnership, L.P., and Airtouch Communications, (ii) the
                                   Memorandum of Understanding - US Government and Aviation -- GUSA and Loral/Qualcomm
                                   Partnership, dated as of November 1999, and
                                   (iii) Globalstar USA, Inc. Globalstar
                                   Service Reseller Agreement with Government
                                   Services, L.L.C. dated as of April 1, 2000.

Treatment of Claims; Releases      As of December 31, 2001, the fixed,
                                   liquidated aggregate claim of Loral and the Loral Entities identified in subclauses (i) through (xxi) on Schedule A hereto against Globalstar is estimated to be $887 million.
                                   This estimate excludes contingent and/or unliquidated amounts owing to Loral under executory or other contracts. All entities referred to in Schedule A hereto are collectively referred to herein as the "Loral Entities."

                                   Nothing herein shall prejudice (i) any
                                   rights of setoff held by Loral in respect of any claims by or against Globalstar or any of its affiliates, nor (ii) the right, if any, of any party to contest any such alleged setoff rights except as provided in clause (iv) above under "Contributing Service Providers".

                                   Confirmation of the Plan shall be
                                   conditioned on, among other things, the
                                   Loral Entities' allowed prepetition claims not exceeding $1.0 billion.


                                   Subject to the terms of the next four
                                   paragraphs of this caption, all unsecured claims, including claims under vendor financing agreements (notwithstanding the provisions of the next paragraph), Senior Notes (as defined below), credit facilities and other financing arrangements, and claims arising under executory or other contracts and unexpired leases, will be treated pari passu; provided, however, that nothing contained herein shall prevent Globalstar from asserting actions for equitable subordination and recharacterization of claims arising against any parties not receiving Releases (as defined below) pursuant to the terms and conditions of this MOU.

                                   Loral may be obligated to obtain necessary consents and approvals required in connection with compromise and settlement of the claims arising under vendor financing agreements (the "Vendor Financing Consents"),

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                                   which Vendor Financing Consents Loral shall
                                   use commercially reasonable efforts to
                                   obtain. In the event Loral is unable to
                                   obtain the Vendor Financing Consents, Loral shall support the Plan and comply in all respects with the terms of the MOU, except that, it may not vote or compromise claims arising from vendor financing agreements requiring Vendor Financing Consents.
                                   Nothing contained in the MOU shall affect any Loral contractual obligation to seek collection of amounts due with respect to vendor financing agreements for which the Vendor Financing Consents have not been obtained, including by filing a proof of claim.

                                   Subject to the terms of the remainder of this paragraph, the Plan will provide for general mutual releases (and waivers of equitable subordination and recharacterization of claims actions) (the "Releases") of claims of, or directly or indirectly relating to or concerning, Globalstar, including, without limitation, its management and operations, among, for the benefit of, and solely in the designated capacity of, the following releasees: all current officers and directors (including members of the General Partners Committee), the Loral Entities, current direct or indirect general and limited partners of Globalstar, Contributing Service Providers, the members of any official and informal committees of creditors, the respective advisors of the foregoing, and certain other parties to be agreed upon. Any entity other than Qualcomm, Incorporated ("Qualcomm") that is entitled under the Plan to receive equity in exchange for cancellation of any indebtedness owed to such entity (the "Equity Participation") and that elects to obtain a Release will be required to forfeit 22.5% of the aggregate Equity Participation such entity would otherwise be entitled to receive in exchange for cancellation of indebtedness under the Plan (the "Release Election"). All such forfeitures of Equity Participations shall be deemed to occur simultaneously for the purpose of reallocating the forfeited NewCo equity. Subject to and conditioned upon the effectiveness of the Plan, any such forfeited Equity Participation will be allocated pro rata to the Other Creditors and Noteholders that have not elected to obtain a release as described above. Loral and the Loral Entities identified in subclauses (i) through (xxi) on Schedule A hereto shall make a Release Election and any of the Loral Entities identified in subclauses (xxii) through (xxviii) on Schedule A may, in order to obtain a Release, make a Release Election on or prior to the date of the disclosure statement hearing. All current direct and indirect affiliates, controlling shareholders, members, managing members, general and limited partners, subsidiaries, officers, directors, advisors and professionals of each of the Loral Entities identified in subclauses (i) through (xxviii) of Schedule A hereto that makes a Release Election shall also receive Releases.

                                   Notwithstanding anything contained herein to the contrary, the Releases shall not affect (a) subject to applicable rights of offset (if any), commercial claims, loans and trade obligations (including without limitation all airtime obligations) owed to Globalstar by any of the parties receiving Releases, or (b) the obligations of Loral described in subparagraphs (iii) and (v) under the caption "Contributing Service Providers" herein.

                                   Releases will extend to the released
                                   entity, its subsidiaries and affiliates, its controlling shareholders, members and/or managing partners as well as its

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                                   directors, officers, other employees, and
                                   advisers. Releases will include the entire discharge of Globalstar's and its debtor affiliates' as of the effective date of the Plan (which affiliates shall include without limitation Globalstar Corp.) against such entities receiving the Releases and the claims of all others who participate in exchanges and distributions under or pursuant to the Plan. For good and valuable consideration, all of Globalstar's non-debtor affiliates (which affiliates include without limitation Globalstar Trak Pty Ltd., Globalstar Holdings, Ltd., Globalstar Int'l Svcs Ltd., Stonestreet Holdings NV , Globalstar Offshore Co., Globalstar Canada Satellite Co., ATSS/Loral Netherlands B.V., Vodafone Satellite Services, Inc. and any additional Contributing Service Providers (including without limitation Globalstar USA, Inc. and Globalstar Caribbean, Ltd.) in which Globalstar acquires a controlling interest through the effective date of the Plan) shall also release and discharge their claims against Loral and the Loral Entities identified in subclauses (i) through (xxi) on Schedule A hereto and such other Loral Entities that make a Release Election on or prior to the date of the disclosure statement hearing, and covenant not to sue on account of such claims, by executing mutual general releases and covenants not to sue with Loral and the Loral Entities identified in subclauses (i) through (xxi) on Schedule A hereto and such other Loral Entities that make a Release Election on or prior to the date of the disclosure statement hearing. Globalstar shall use its best efforts to have such non-debtor affiliate releases approved by the Bankruptcy Court, however, a failure to obtain Bankruptcy Court approval shall in no manner impair the validity and enforceability of such mutual general releases and covenants not to sue as between and among the parties thereto.

                                   The Releases shall be part of the Plan and the Plan shall be confirmed by order of the Bankruptcy Court.

                                   The Releases are an integral and material component of the compromises and settlements to be embodied in the Plan and the Releases will not be severable from the other terms and provisions of the Plan.

                                   NewCo shall have the authority to
                                   investigate and pursue all causes of action against all parties that do not expressly receive a Release.

                                   The holders of all pre-petition unsecured claims other than the holders of the Company's 11.375% Senior Notes due 2004, 11.25% Senior Notes due 2004, 10.75% Senior Notes due 2004 and 11.5% Senior Notes due 2005 (collectively, the "Senior Notes") will collectively be referred to herein as "Other Creditors," and the owners of the Senior Notes will be collectively referred to herein as the "Noteholders".


                                   Nothing contained herein shall affect the rights of the Company's officers and directors in respect of their allowed indemnification claims, if any. Notwithstanding anything contained herein to the contrary, indemnification claims of the Company's officers and directors as against Globalstar and its subsidiaries and affiliates shall nonetheless survive as part of any Plan (i) to the extent of available D&O insurance coverage and (ii) for purposes of defense and offset against any claims asserted against such officers and directors; provided, however, that such directors and officers shall have no right to receive any affirmative recovery from Globalstar on account of such indemnification claims that are not allowed claims as of the effective date of the Plan.

Ownership of NewCo                 97% (prior to dilution by the IGO Option
                                   Plan and the Management Option Plan
                                   referred to below) by the Other Creditors and the Noteholders as a group, distributed pro rata.


                                   3% (prior to dilution by the IGO Option
                                   Plan and the Management Option Plan
                                   referred to below) by Loral (as described above)


                                   An option plan for the IGOs will be created
                                   (the "IGO Option Plan"), pursuant to which
                                   IGOs will receive options or other rights to purchase up to 5% of the common stock of NewCo, prior to dilution for the Management Option Plan outlined below. All other terms and conditions with respect to the IGO Option Plan shall be determined by the Board of Directors of NewCo.

                                   An option plan for management (the
                                   "Management Option Plan") of NewCo will be created pursuant to which options will be reserved for distribution to management personnel (including Russell Mack, in his capacity as the Chairman of the Management Committee described below) to purchase an aggregate of up to 10% of the common stock of NewCo on a fully diluted basis. All other terms and conditions, including the amount, the exercise price, the timing, and the vesting schedule, with respect to the Management Option Plan shall be determined by the Board of Directors of NewCo.

Board Composition; Governance      The board of directors of NewCo will
                                   consist of the following five individuals:

                                   -       3 individuals designated by the
                                           Informal Committee as a group

                                   -       2 individuals designated by Loral
                                           (including Russell Mack as one of
                                           such designees)

                                   In order to maintain the business
                                   continuity of the Globalstar enterprise, the operating management of NewCo will be directed by a Management Committee formed by Loral. Through the Management Committee, Loral will provide strategic direction as well as operating management in connection with the day-to-day operations of NewCo in a fashion consistent with the exercise of management, oversight and review functions previously performed by Loral through Globalstar's managing general partner.

                                   The Chairman of the Management Committee will be Russell Mack, who will have general control of and supervision over the business and affairs of NewCo. The CEO and other officers of NewCo will report to the Management Committee, which will be subject to the authority of, and report to, the board of directors of NewCo on all matters.

                                   Loral will contribute the services of the Management Committee and will not charge NewCo other than for (a) reimbursement of out-of-pocket expenses reasonably incurred and (b) a portion of the compensation of Russell Mack (who will serve as the Chairman of the Management Committee) equivalent to that portion of his total time spent performing his duties as Chairman of the Management Committee.

                                   NewCo will indemnify and hold harmless
                                   Loral and its affiliates and their
                                   respective officers, directors, members, partners, shareholders, employees and agents (each, an "Indemnitee") from and against any and all liabilities, claims, losses or damages incurred by or threatened against an Indemnitee, as a party or otherwise, arising out of Loral's management of the business of NewCo as specified above, provided, however, NewCo shall not be liable under the foregoing indemnity for any loss, claim, damage, or liability resulting from the willful misconduct or gross negligence of any Indemnitee.

                                   The Board of Directors of NewCo shall have the authority to terminate the Management Committee at any time and for any reason effective five days after written notice to the Chairman of the Management Committee. The Management Committee shall have the right to terminate its role at any time and for any reason effective thirty days after written notice to the Board of Directors of NewCo.

                                   Concurrently with the execution of this
                                   MOU, each party to this MOU will execute and deliver a lockup agreement pursuant to which such party will, among other customary things, agree to support the Plan provided that its terms are materially consistent with the terms of this MOU and that no term is added that is materially adverse to such party without such party's consent. Except as otherwise provided herein, this MOU and the obligations hereunder are subject to the execution of mutually satisfactory definitive documentation.


Qualcomm Notwithstanding anything herein to the contrary, if, on or before the hearing date for approval of the disclosure statement in respect of the Plan (the "Qualcomm Agreement Date"), Qualcomm, Inc. ("Qualcomm") and Globalstar shall have reached agreement on new contracts (on terms reasonably acceptable to Globalstar, Qualcomm and the Informal Committee) governing their on-going relationship (including, without limitation, addressing such terms as continued support services for the Globalstar system, exclusivity arrangements, the disposition of certain tangible assets (including, without limitation, gateways and handsets) and certain intellectual property rights), then:

                                   1.      The board of directors of NewCo
                                           will consist of the following five
                                           individuals:

                                           3 individuals designated by the
                                             Informal Committee

                                           1 individual designated by Loral
                                             (Russell Mack)

                                           1 individual designated by Qualcomm

                                   2.      Qualcomm shall have the right to
                                           obtain a release pursuant to the
                                           Release Election provisions of the
                                           "Treatment of Claims; Releases"
                                           section above.

                                   3.      As of the Qualcomm Agreement Date,
                                           Qualcomm's fixed, liquidated
                                           aggregate claim against Globalstar
                                           shall be estimated.  The estimate
                                           shall exclude contingent and
                                           unliquidated amounts owing to
                                           Qualcomm under executory or other
                                           contracts.  Nothing herein shall
                                           prejudice (i) any rights of set off
                                           held by Qualcomm in respect of any
                                           claims by or against Globalstar or
                                           any of its affiliates, nor (ii) the
                                           right, if any, of any party to
                                           contest any such alleged setoff
                                           rights.

                                   4.      Confirmation of the Plan shall be
                                           conditioned on, among other things,
                                           Qualcomm's allowed prepetition
                                           claims not exceeding an amount to
                                           be agreed among Globalstar, Loral
                                           and the Informal Committee.

Disclosure                         As soon as practicable following the
                                   execution of this MOU, Globalstar will make public disclosure of the material terms of this MOU, which shall include filing, within two (2) business days of execution of this MOU, this MOU and the related Plan
                                   Support Agreement as exhibits to an 8-K
                                   filing by Globalstar. Neither Loral nor any member of the Informal Committee (acting individually or as a group) shall issue any press release concerning this MOU without prior approval of Globalstar, which approval shall not be unreasonably withheld.

Informal Committee                 To the extent that the members of the
                                   Informal Committee constitute a majority of the initial members of the official committee of unsecured creditors appointed in Globalstar's Chapter 11 cases (the
                                   "Official Committee"), it being understood that the members of the Informal Committee will seek membership in the Official
                                   Committee, all references to the Informal
                                   Committee in this MOU shall be deemed to mean the Official Committee. In the event that the members of the Informal Committee do not constitute a majority of the initial members of the Official Committee,
                                   Globalstar shall (i) recognize the
                                   continued existence of the Informal
                                   Committee for so long as the Informal
                                   Committee is in existence and is not
                                   disbanded, (ii) with respect to Akin, Gump, Strauss, Hauer & Feld, L.L.P. ("AG"), as counsel to the Informal Committee, (a) assume the engagement letter dated February
                                   21, 2001 as soon as practicable during
                                   Globalstar's Chapter 11 cases, subject to Globalstar's right to subsequently terminate the engagement letter without penalty only in the event the Plan Support
                                   Agreement is terminated or the Informal
                                   Committee is not in existence or is
                                   disbanded, (b) pay, in advance of
                                   Globalstar's Chapter 11 filing, all of AG's reasonable fees and expenses outstanding as of the date immediately preceding the filing of Globalstar's Chapter 11 cases, and (c) pay, in advance of Globalstar's
                                   Chapter 11 filing, AG an advance payment of $300,000, which advance payment shall become property of AG immediately upon receipt subject to AG's obligation to return such unused portion of the advance payment upon completion and/or termination of AG's services on behalf of the Informal
                                   Committee; and (iii) with respect to
                                   Jefferies & Company, Inc. ("Jefferies"), as financial advisors to the Informal

                                   Committee, (a) assume the amended
                                   engagement letter dated as of December 31, 2001 as soon as practicable during Globalstar's Chapter 11 cases, subject to Globalstar's right to subsequently terminate the engagement letter without penalty only in the event the Plan Support Agreement is terminated or the Informal Committee is not in existence or is disbanded, (b) pay, in advance of Globalstar's Chapter 11 filing, all of Jefferies' reasonable fees and expenses outstanding as of the date immediately preceding the filing of Globalstar's Chapter 11 cases, and (c) pay, in advance of Globalstar's Chapter 11 filing, Jefferies an advance payment of $300,000, which advance payment shall become property of Jefferies immediately upon receipt subject to Jefferies' obligation to return such unused portion of the advance payment upon completion and/or termination of Jefferies' services on behalf of the Informal Committee. In the event that (a) the Bankruptcy Court allows AG and Jefferies to be retained to represent the Official Committee and (b) the Bankruptcy Court authorizes them to be paid monthly upon the assumption of their respective engagement letters, AG and Jefferies shall return the unused portion of their respective advance payments. Anything to the contrary notwithstanding, all fees and expenses payable to either Akin Gump or Jefferies for services rendered to the Informal Committee in connection with Globalstar's Chapter 11 cases shall be subject to review and objection and shall be subject to Bankruptcy Court approval under the standards articulated in Section 330(a)(3) of the Bankruptcy Code and the applicable guidelines adopted by the Office of the United States Trustee for the District of Delaware.


Governing Law                      This MOU will be construed and rights of
                                   the parties hereto will be determined in all respects according to the laws of the State of New York.

Definitive Documentation           The parties hereto will use all
                                   commercially reasonable efforts to
                                   expeditiously execute definitive
                                   documentation required to implement this
                                   MOU and to expeditiously pursue
                                   confirmation of the Plan.


Non-Binding Effect                 Except as provided under "Definitive
                                   Documentation" and "Disclosure," this MOU by itself does not constitute a binding agreement among the parties hereto.


Counterparts                       This MOU may be executed by facsimile
                                   transmission and in any number of
                                   counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




                           [Signature Pages Follow]

        IN WITNESS WHEREOF, this Memorandum of Understanding is hereby agreed to by the undersigned parties.


GLOBALSTAR, L.P.

By: /s/ ANTHONY J. NAVARRA
    -------------------------
    Name: Anthony J. Navarra
    Title: President


LORAL SPACE & COMMUNICATIONS LTD., on behalf of itself and all entities identified in subclauses (i) through (xxi) on Schedule A hereto

By: /s/ BERNARD L. SCHWARTZ
    -------------------------
    Name: Bernard L. Schwartz
    Title: Chairman & CEO


COLUMBIA VENTURES CORP.

By: /s/ KENNETH D. PETERSON, JR.
    --------------------------
    Name: Kenneth D. Peterson, Jr.
    Title: CEO


LOEB PARTNERS CORP.

By: /s/ ROBERT GREEN
    --------------------------
    Name: Robert Green
    Title: V.P.


STONEHILL CAPITAL MANAGEMENT, LLC, on behalf of affiliated accounts

By: /s/ JOHN NOTULERY
    --------------------------
    Name: John Notulery
    Title:


BLUE RIVER, LLC

By: /s/ VAN D. GREENFIELD
    --------------------------
    Name: Van D. Greenfield
    Title: Managing Member

                        SCHEDULE A - "LORAL ENTITIES"
                        -----------------------------

(i)     Loral Space & Communications Ltd.

(ii)    Loral Space & Communications Corporation

(iii)   Loral/QUALCOMM Satellite Services, L.P.

(iv)    Loral/QUALCOMM Partnership, L.P.

(v)     Space Systems/Loral, Inc.

(vi)    LGP (Bermuda) Ltd.

(vii)   Loral/DASA Globalstar, L.P.

(viii)  Loral General Partner, Inc.

(ix)    Loral SpaceCom Corporation

(x)     Loral Satellite, Inc.

(xi)    L/Q Licensee, Inc.

(xii)   Government Services, L.L.C.

(xiii)  Loral CyberStar, Inc.

(xiv)   Loral CyberStar Ltd.

(xv)    CyberStar, L.P.

(xvi)   Loral Orion, Inc.

(xvii)  Loral Holdings Ltd.

(xviii) Loral Global Services N.V.

(xix)   GlobalStar do Brasil, S.A.

(xx)    Loral/DASA do Brasil Ltda.

(xxi)   Loral/DASA do Brasil Holdings Ltda.

(xxii)  GlobalTel J.S.C.

(xxiii) ATTS/Loral Mexico, L.P.

(xxiv)  Mexico Satellite LLC

(xxv)   Globalstar de Mexico S. de R.I. de C.V.

(xxvi)  Servicios Corporativos Alcance S.A. de C.V.

(xxvii) Globalstar Canada Holding Co.

(xxviii)      Globalstar Canada Co.

(xxix) All current direct and indirect affiliates, controlling shareholders, members, managing members, general and limited partners, subsidiaries, officers, directors, advisors and professionals of the entities in subclauses (i) through (xxviii) of this Schedule A to the extent that such entities make a Release Election, acting in such capacities, but specifically excluding Globalstar, L.P., Globalstar Capital Corporation, Globalstar Services Company, Inc., Globalstar L.L.C. and Globalstar Corporation.